Exhibit 10.3

SECURITIES SALE AGREEMENT

THIS SALE AGREEMENT, (the “Agreement”) dated as of November 2, 2015, is made by and between Barron Partners LP, a Delaware Limited Partnership (the “Seller”) and Lattice Incorporated, a Delaware Corporation (the “Buyer”).

WHEREAS, Seller is the owner of the 3,589,488 shares of Series A Convertible Preferred Stock of the Buyer (the “Series A Shares”)

THEREFORE, for good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties agree the following:

Seller agrees to sell to the Buyer and the Buyer agrees to buy from the Seller 3,589,488 Series A Shares (the “LTTC Shares”) for a total purchase price of $461,502 by no later than November 30, 2015. In the event that the closing does not take place by November 30, 2015, this agreement shall terminate. Upon closing, Buyer shall cancel the LTTC Shares kept by the Buyer on its books and records in the name of the Seller upon Seller’s confirmation of the receipt of the Purchase Price.

In connection with the purchase of the LTTC Shares, the Buyer represents to the Seller, the following:

a)	that the Buyer has all of the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.
b)	that the Buyer acknowledges and understands that the Seller is not providing any assurance to the Buyer as to the fair market value of the LTTC Shares and that the value of the LTTC Shares may be significantly less than the amount the Buyer is paying for them; that the Buyer hereby waives any and all claims, whether at law, in equity or otherwise, that it may now have or may hereafter acquire, whether presently known or unknown, against Seller or any of its agents, affiliates, subsidiaries, successors or assigns relating to the value of the LTTC Shares; and that the Buyer is aware that the Seller is relying on the acknowledgement and waiver above in connection with the sale of the LTTC Shares.
c)	The Buyer’s Board of Directors has determined that the purchase of the LTTC Shares with funds raised specifically for that purpose will not impair the capital of the Buyer.
d)	After the Buyer acquires the LTTC Shares, the LTTC Shares will be canceled and become unauthorized and unissued shares of their respective classes.

In connection with the sale of the LTTC Shares, the Seller represents to the Buyer:

a)	that the Seller is transferring the LTTC Shares free and clear of all liens and encumbrances other than those created by the terms of the Company’s organizational documents or imposed by applicable federal and state securities laws.
b)	that the Seller has all of the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.
c)	that the Seller acknowledges and understands that the Buyer may possess or have access to material non-public information about itself that has not been communicated to Seller; that the Seller hereby waives any and all claims, whether at law, in equity or otherwise, that it may now have or may hereafter acquire, whether presently known or unknown, against Buyer or any of its agents, affiliates, subsidiaries, successors or assigns relating to any failure to disclose any nonpublic information in connection with Buyer’s purchase of the LTTC Shares, including, without limitation, any such claims arising under securities or other laws, rules and regulations; and that the Seller is aware that the Buyer is relying on the acknowledgement and waiver above in connection with the purchase of the LTTC Shares.

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Buyer, for itself and its subsidiaries, directors, officers, employees, attorneys and agents, (the “Releasors”), for good and valuable consideration, the receipt of which is hereby acknowledged, does hereby forever remise, release and discharge the Seller, along with its subsidiaries, divisions, stockholders, directors, officers, managers, employees, attorneys and agents (the “Releasees”), from all debts, demands, actions, causes of action, suits, dues, sum and sums of money, accounts, reckonings, bonds, specialties, covenants, contracts, controversies, agreements, promises, doings, omissions, variances, damages, extents, executions and liabilities and any and all other claims of every kind, nature and description whatsoever (upon any legal or equitable theory, whether contractual, common-law, statutory, federal, state, local or otherwise including, without limitation, for dilution and breach of any and all duties) whether known or unknown, that relate to, arise from or are associated with the resale, disposition or retirement of the LTTC Shares or any decrease in the value of the LTTC Shares.

IN WITNESS WHEREOF, the parties have caused this Sale Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

SELLER:

BARRON PARTNERS LP

By: Barron Capital Advisors, LLC,

its General Partner

By: /s/ Andrew Barron Worden

Andrew Barron Worden

Managing Partner

730 Fifth Avenue, 16th Floor New York NY 10019

BUYER:

LATTICE INCORPORATED

By: /s/ Paul Burgess

Name:

Title:

2

SECURITIES SALE AGREEMENT

THIS SALE AGREEMENT, (the “Agreement”) dated as of November 2, 2015, is made by and between Barron Partners LP, a Delaware Limited Partnership (the “Seller”) and Lattice Incorporated, a Delaware Corporation (the “Buyer”).

WHEREAS, Seller is the owner of the 520,000 shares of Series C Convertible Preferred Stock of the Buyer (the “Series C Shares”)

THEREFORE, for good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties agree the following:

Seller agrees to sell to the Buyer and the Buyer agrees to buy from the Seller 520,000 Series C Shares (the “LTTC Shares”) for a total purchase price of $188,577 by no later than November 30, 2015. In the event that the closing does not take place by November 30, 2015, this agreement shall terminate. Upon closing, Buyer shall cancel the LTTC Shares kept by the Buyer on its books and records in the name of the Seller upon Seller’s confirmation of the receipt of the Purchase Price.

In connection with the purchase of the LTTC Shares, the Buyer represents to the Seller, the following:

a)	that the Buyer has all of the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.
b)	that the Buyer acknowledges and understands that the Seller is not providing any assurance to the Buyer as to the fair market value of the LTTC Shares and that the value of the LTTC Shares may be significantly less than the amount the Buyer is paying for them; that the Buyer hereby waives any and all claims, whether at law, in equity or otherwise, that it may now have or may hereafter acquire, whether presently known or unknown, against Seller or any of its agents, affiliates, subsidiaries, successors or assigns relating to the value of the LTTC Shares; and that the Buyer is aware that the Seller is relying on the acknowledgement and waiver above in connection with the sale of the LTTC Shares.
c)	The Buyer’s Board of Directors has determined that the purchase of the LTTC Shares with funds raised specifically for that purpose will not impair the capital of the Buyer.
d)	After the Buyer acquires the LTTC Shares, the LTTC Shares will be canceled and become unauthorized and unissued shares of their respective classes.

In connection with the sale of the LTTC Shares, the Seller represents to the Buyer:

a)	that the Seller is transferring the LTTC Shares free and clear of all liens and encumbrances other than those created by the terms of the Company’s organizational documents or imposed by applicable federal and state securities laws.
b)	that the Seller has all of the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.
c)	that the Seller acknowledges and understands that the Buyer may possess or have access to material non-public information about itself that has not been communicated to Seller; that the Seller hereby waives any and all claims, whether at law, in equity or otherwise, that it may now have or may hereafter acquire, whether presently known or unknown, against Buyer or any of its agents, affiliates, subsidiaries, successors or assigns relating to any failure to disclose any nonpublic information in connection with Buyer’s purchase of the LTTC Shares, including, without limitation, any such claims arising under securities or other laws, rules and regulations; and that the Seller is aware that the Buyer is relying on the acknowledgement and waiver above in connection with the purchase of the LTTC Shares.

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Buyer, for itself and its subsidiaries, directors, officers, employees, attorneys and agents, (the “Releasors”), for good and valuable consideration, the receipt of which is hereby acknowledged, does hereby forever remise, release and discharge the Seller, along with its subsidiaries, divisions, stockholders, directors, officers, managers, employees, attorneys and agents (the “Releasees”), from all debts, demands, actions, causes of action, suits, dues, sum and sums of money, accounts, reckonings, bonds, specialties, covenants, contracts, controversies, agreements, promises, doings, omissions, variances, damages, extents, executions and liabilities and any and all other claims of every kind, nature and description whatsoever (upon any legal or equitable theory, whether contractual, common-law, statutory, federal, state, local or otherwise including, without limitation, for dilution and breach of any and all duties) whether known or unknown, that relate to, arise from or are associated with the resale, disposition or retirement of the LTTC Shares or any decrease in the value of the LTTC Shares.

IN WITNESS WHEREOF, the parties have caused this Sale Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

SELLER:

BARRON PARTNERS LP

By: Barron Capital Advisors, LLC,

its General Partner

By: /s/ Andrew Barron Worden

Andrew Barron Worden

Managing Partner

730 Fifth Avenue, 16th Floor New York NY 10019

BUYER:

LATTICE INCORPORATED

By: /s/ Paul Burgess

Name:

Title:

4

SECURITIES SALE AGREEMENT

THIS SALE AGREEMENT, (the “Agreement”) dated as of November 2, 2015, is made by and between Barron Partners LP, a Delaware Limited Partnership (the “Seller”) and Lattice Incorporated, a Delaware Corporation (the “Buyer”).

WHEREAS, Seller is the owner of the 590,910 shares of Series D Convertible Preferred Stock of the Buyer (the “Series D Shares”)

THEREFORE, for good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties agree the following:

Seller agrees to sell to the Buyer and the Buyer agrees to buy from the Seller 590,010 Series D Shares (the “LTTC Shares”) for a total purchase price of $425,455 by no later than November 30, 2015. In the event that the closing does not take place by November 30, 2015, this agreement shall terminate. Upon closing, Buyer shall cancel the LTTC Shares kept by the Buyer on its books and records in the name of the Seller upon Seller’s confirmation of the receipt of the Purchase Price.

In connection with the purchase of the LTTC Shares, the Buyer represents to the Seller, the following:

a)	that the Buyer has all of the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.
b)	that the Buyer acknowledges and understands that the Seller is not providing any assurance to the Buyer as to the fair market value of the LTTC Shares and that the value of the LTTC Shares may be significantly less than the amount the Buyer is paying for them; that the Buyer hereby waives any and all claims, whether at law, in equity or otherwise, that it may now have or may hereafter acquire, whether presently known or unknown, against Seller or any of its agents, affiliates, subsidiaries, successors or assigns relating to the value of the LTTC Shares; and that the Buyer is aware that the Seller is relying on the acknowledgement and waiver above in connection with the sale of the LTTC Shares.
c)	The Buyer’s Board of Directors has determined that the purchase of the LTTC Shares with funds raised specifically for that purpose will not impair the capital of the Buyer.
d)	After the Buyer acquires the LTTC Shares, the LTTC Shares will be canceled and become unauthorized and unissued shares of their respective classes.

In connection with the sale of the LTTC Shares, the Seller represents to the Buyer:

a)	that the Seller is transferring the LTTC Shares free and clear of all liens and encumbrances other than those created by the terms of the Company’s organizational documents or imposed by applicable federal and state securities laws.
b)	that the Seller has all of the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.
c)	that the Seller acknowledges and understands that the Buyer may possess or have access to material non-public information about itself that has not been communicated to Seller; that the Seller hereby waives any and all claims, whether at law, in equity or otherwise, that it may now have or may hereafter acquire, whether presently known or unknown, against Buyer or any of its agents, affiliates, subsidiaries, successors or assigns relating to any failure to disclose any nonpublic information in connection with Buyer’s purchase of the LTTC Shares, including, without limitation, any such claims arising under securities or other laws, rules and regulations; and that the Seller is aware that the Buyer is relying on the acknowledgement and waiver above in connection with the purchase of the LTTC Shares.

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Buyer, for itself and its subsidiaries, directors, officers, employees, attorneys and agents, (the “Releasors”), for good and valuable consideration, the receipt of which is hereby acknowledged, does hereby forever remise, release and discharge the Seller, along with its subsidiaries, divisions, stockholders, directors, officers, managers, employees, attorneys and agents (the “Releasees”), from all debts, demands, actions, causes of action, suits, dues, sum and sums of money, accounts, reckonings, bonds, specialties, covenants, contracts, controversies, agreements, promises, doings, omissions, variances, damages, extents, executions and liabilities and any and all other claims of every kind, nature and description whatsoever (upon any legal or equitable theory, whether contractual, common-law, statutory, federal, state, local or otherwise including, without limitation, for dilution and breach of any and all duties) whether known or unknown, that relate to, arise from or are associated with the resale, disposition or retirement of the LTTC Shares or any decrease in the value of the LTTC Shares.

IN WITNESS WHEREOF, the parties have caused this Sale Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

SELLER:

BARRON PARTNERS LP

By: Barron Capital Advisors, LLC,

its General Partner

By: /s/ Andrew Barron Worden

Andrew Barron Worden

Managing Partner

730 Fifth Avenue, 16th Floor New York NY 10019

BUYER:

LATTICE INCORPORATED

By: /s/ Paul Burgess

Name:

Title:

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